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                                                                    EXHIBIT 10.1



                   TEAMSTERS NATIONAL AUTOMOBILE TRANSPORTERS
                         INDUSTRY NEGOTIATING COMMITTEE

                           GENERAL MONETARY AGREEMENT

                                                                    May 31, 2003


WAGES:           Increase all wage rates as follows:

Article 22 - Tentative Agreement

CENTRAL-SOUTHERN AND EASTERN LOADED MILEAGE AND HOURLY RATES:

Effective:                      June 1, 2003                 Freeze
                                June 1, 2004                 Freeze
                                June 1, 2005                 $0.0200 per mile             $0.40 per hour
                                June 1, 2006                 $0.0200 per mile             $0.40 per hour
                                June 1, 2007                 $0.0250 per mile             $0.50 per hour

WESTERN RUNNING MILEAGE AND HOURLY RATES:

Effective:                      June 1, 2003                 Freeze
                                June 1, 2004                 Freeze
                                June 1, 2005                 $0.01000 per mile            $0.40 per hour
                                June 1, 2006                 $0.01000 per mile            $0.40 per hour
                                June 1, 2007                 $0.01250 per mile            $0.50 per hour


CENTRAL-SOUTHERN, EASTERN AND WESTERN DRIVEAWAY MILEAGE AND HOURLY RATES:

Effective:                      June 1, 2003                 Freeze
                                June 1, 2004                 Freeze
                                June 1, 2005                 $0.01000 per mile            $0.40 per hour
                                June 1, 2006                 $0.01000 per mile            $0.40 per hour
                                June 1, 2007                 $0.01250 per mile            $0.50 per hour

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DRIVEAWAY SUPPLEMENTS

Add language that provides for a freeze on wages in effect May 31, 2003 for backhaul trips.

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COST-OF-LIVING ALLOWANCE:

The cost-of-living allowance will be frozen for June 1, 2003. Revert back to current contract formula for June 1, 2004, June 1, 2005, June 1, 2006 and June
1, 2007.

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CROSS BORDER:

Language to remain as in current contract.

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HEALTH AND WELFARE AND PENSION:

Contributions to be increased as follows:

Effective:                      August 1, 2003               $24.00 per week
                                August 1, 2004               $24.00 per week
                                August 1, 2005               $24.00 per week
                                August 1, 2006               $24.00 per week
                                August 1, 2007               $28.00 per week

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HOLIDAYS:                       No Change

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VACATIONS:                      No Change

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FUNERAL LEAVE:                  No Change

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SICK PAY:                       No Change

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JURY DUTY:

Increase to fifteen (15) days per year.

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MILITARY LEAVE:

Increase twelve (12) month health & welfare contribution period to eighteen (18) months.

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TOOL ALLOWANCE:                 June 1, 2003                 No Change
                                June 1, 2004                 No Change
                                June 1, 2005                 2.0% increase
                                June 1, 2006                 2.0% increase
                                June 1, 2007                 2.5% increase

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OWNER-OPERATORS:                No Change
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SKID DROPS:

Increase all rates as follows:

Effective:                      June 1, 2003                 No Change
                                June 1, 2004                 No Change
                                June 1, 2005                 2.00%
                                June 1, 2006                 2.00%
                                June 1, 2007                 2.50%

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FLAT, ZONE, SHUTTLE, INCENTIVE, LOADING, UNLOADING RATES:

Increase all rates as follows:

Effective:                      June 1, 2003                 No Change
                                June 1, 2004                 No Change
                                June 1, 2005                 2.00%
                                June 1, 2006                 2.00%
                                June 1, 2007                 2.50%

All other rates to remain unchanged.

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EASTERN AREA SUPPLEMENT ARTICLE 46, SECTION 5

Reload rate as follows:

Effective June 1, 2005                                $3.25
Effective June 1, 2006                                $3.50
Effective June 1, 2007                                $3.75

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MILEAGE DETERMINATION:              No Change

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SHIFT PREMIUMS:                     No Change

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DURATION:

Five (5) year contract.